Exhibit 10.7

FIRST AMENDMENT TO GROUND LEASE

dated as of

June 12, 1998

among

UNIVERSAL CITY DEVELOPMENT PARTNERS

and

UNIVERSAL CITY FLORIDA PARTNERS, collectively, as Landlord

and

UCF HOTEL VENTURE, as Tenant

FIRST AMENDMENT TO GROUND LEASE

FIRST AMENDMENT TO GROUND LEASE, dated as of June 12, 1998 (this “Amendment”), among:

(a)	UNIVERSAL CITY DEVELOPMENT PARTNERS, a Florida general partnership (“UCDP”);

(b)	UNIVERSAL CITY FLORIDA PARTNERS, a Florida general partnership (“UCFP”; together with UCDP, the “Landlord”); and

(c)	UCF HOTEL VENTURE, a Florida general partnership (the “Tenant”).

W I T N E S S E T H:

WHEREAS, the Landlord and the Tenant are parties to the Ground Lease, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Lease”), with respect to the real property described therein which is located in the City of Orlando, Orange County, Florida and more particularly described on Exhibit A attached hereto (the “Leased Land”);

WHEREAS, the Tenant is a party to the Senior Secured Loan Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), with the banks and other financial institutions from time to time parties thereto (the “Lenders”), the Syndication Agent named therein, the Documentation Agent named therein, the Collateral Agent named therein and The Chase Manhattan Bank, as administrative agent (in such capacity, the “Administrative Agent”);

WHEREAS, pursuant to the Loan Agreement, the Lenders have agreed to make certain extensions of credit to the Tenant for the purpose of financing the development and construction of three hotels and a common support facility upon the Leased Land;

WHEREAS, the Lenders have requested that certain changes be made to the Lease for the benefit of the Lenders;

WHEREAS, it is a condition precedent to the obligations of the Lenders to make such extensions of credit that the Tenant shall have caused this Amendment to be duly executed by the parties hereto, delivered to the Administrative Agent and recorded by incorporating it by reference in a memorandum;

NOW, THEREFORE, in consideration of the premises and for other good and valid consideration (the receipt of which hereby is acknowledged), the parties hereto hereby agree as follows:

1. Capitalized terms which are used is this Amendment without definition shall have the meanings assigned thereto in the Lease.

2. Section 1.1 of the Lease is hereby amended by deleting in its entirety the definition of the term “Permitted Leasehold Mortgage” contained therein and substituting in lieu thereof the following:

“‘Permitted Leasehold Mortgage’ shall mean any mortgage made pursuant to Article XIII, together with (a) any applicable security instruments entered into in connection therewith, including mortgages, deeds of trust, mortgage deeds, security deeds, conditional deeds, financing statements, security agreements and any other documentation that the applicable lender may require, (b) all renewals, increases, modifications, spreaders, consolidations and extensions thereof and (c) to the extent that such replacement secures obligations which are owing to a substantially similar group of lenders, all replacements thereof.”

3. Section 1.2 of the Lease is hereby amended by deleting clause (b) in its entirety and substituting in lieu thereof the following clause (b):

“(b) as such definition is modified with Landlord and Permitted Leasehold Mortgagee’s approval.”

4. Subsection 4.1 of the Lease is hereby amended by adding the following as a new clause (d) thereto:

“(d) If Tenant’s interest herein is transferred to Permitted Leasehold Mortgagee (or its assigns) by Foreclosure, assignment in lieu or other similar event, the transferee (the “Successor Tenant”) shall pay to Landlord the Base Rent and Additional Rent out of Income After Debt Service, to the extent of Available Cash, in accordance with the following priority of distributions for the applicable Fiscal Year:

(i)	first, to the payment of Base Rent to the landlord (or its successor);

(ii)	next, an amount to be retained by the Successor Tenant equal to the Priority Return; and

(iii)	next, to the payment of Additional Rent to the landlord (or its successor),

except that the amount of debt service that shall be deducted when computing Income After Debt Service and the amount of the Priority Return shall each be determined as follows:

(A)	the amount of deemed debt service, on an annual basis, to be used solely for the purpose of determining Income After Debt Service shall be deemed to be equal to the interest expense which would have accrued under the terms of the Loan Agreement as if no default or event of default was in existence thereunder for the period of the twelve (12) consecutive months most recently ended prior to the occurrence of the Foreclosure, assignment in lieu or other similar event, or such prorated portion thereof as shall be applicable to any partial Fiscal Year; and

(B)	the amount of the Priority Return for each Fiscal Year after the occurrence of a Foreclosure, assignment in lieu or similar event shall be deemed to be Thirty Million Dollars ($30,000,000), or such prorated portion thereof as shall be applicable to any partial Fiscal Year.

If Income After Debt Service is not sufficient to make all or part of any of the distributions described in this section, any resulting deficiency in such distributions, and any related rights, if any, to any such distributions, shall not be cumulative and shall not be carried forward to the subsequent Fiscal Year. If Available Cash distributed pursuant to this section for any Fiscal Year is not sufficient to make distributions equal to the total aggregate amount of Income After Debt Service, then such deficiency in such distributions, and any related rights, if any, to any such distributions, shall be cumulative and shall be carried forward and paid out of the first Available Cash subsequently available prior to any distribution of Available Cash in respect of Income After Debt Service in subsequent Fiscal Years.”

5. Section 10.5 of the Lease is hereby amended by adding the following sentence after the first sentence:

“All such sublessees and concessionaires which are for a term of greater than three years (inclusive of all extensions) shall agree to attorn to such Successor Landlord, provided such Successor Landlord agrees not to disturb such sublessee or concessionaire.”

6. Section 11.1 of the Lease is hereby amended by (i) deleting subsection 11.1 (a) in its entirety and substituting in lieu thereof the following:

“(a) If the Project or any portion thereof is damaged or destroyed by fire or any other casualty or occurrence, whether or not such damage or destruction is insured under the insurance coverage required to be maintained by Tenant under this Lease, subject to the terms of the Permitted Leasehold Mortgage, Tenant, at Tenant’s sole expense, shall cause the Project (or portion thereof) to be fully repaired and restored to the condition existing immediately prior to such fire, casualty or occurrence; provided, that, if such casualty or occurrence resulted in damage or destruction of a significant portion of the Theme Park, Tenant shall only be required to repair and restore the Project (or portion thereof) if the Theme Park Owner is required to repair and restore the damage or destruction to such portion of the Theme Park. Subject to the occurrence of a Force Majeure Event and the terms of the Permitted Leasehold Mortgage, Tenant shall commence the restoration within (i) one hundred twenty (120) days after receipt of the insurance proceeds paid following a fire or other insured casualty (the “Net Insurance Proceeds”) arising from the damage or destruction which caused the need for such restoration or (ii) if the fire or other casualty was not insured, one hundred five (105) days after the occurrence of the fire or casualty and in each case Tenant shall at such time diligently pursue the completion of such restoration.”

(ii) Adding in subsection 11.1(d) after the clause “Notwithstanding the foregoing”, the following:

“and subject to the terms of the Permitted Leasehold Mortgage,”

7. Subsection 11.2(b) of the Lease is hereby amended by adding after the clause “If this Lease does not terminate with respect to the affected Property due to such taking or condemnation”, the following:

“and subject to the terms of the Permitted Leasehold Mortgage,”

8. Subsection 12.8 of the Lease is hereby amended by adding at the end of the paragraph the following:

“In the event of a Landlord bankruptcy, Tenant’s rights under Section 365(h)(1) of the Bankruptcy Code to accept a disaffirmance by debtor or trustee and treat the Lease as terminated or to stay in possession of the Premises, shall be exercised by Tenant or the Permitted Leasehold Mortgagee (as applicable) only in accordance with the provisions of the Permitted Leasehold Mortgagee.”

9. Section 13.6 of the Lease is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following:

“Section 13.6. Fee Interest. In the event that the Tenant shall at any time be the owner of the fee interest in the Premises, then (as of the later of the date upon which Tenant became the owner of such fee interest and the date of the Permitted Leasehold Mortgage) (a) the lien created by the Permitted Leasehold Mortgage from Tenant to The Chase Manhattan Bank (as administrative agent) shall attach to and cover and be a first priority lien on such fee interest and (b) such fee interest shall, without further assignment, mortgage or conveyance, become and be subject to the lien of and covered by such Permitted Leasehold Mortgage.

10. The following Section 13.7 is added to the Lease immediately following Section 13.6:

“Section 13.7 No Mortgage of Fee. While the Permitted Leasehold Mortgage is outstanding, Landlord shall not mortgage or encumber the fee.”

11. The following Article is added to the Lease immediately following Article XVIII therein:

“ARTICLE XIX

PERMITTED LEASEHOLD MORTGAGEE PROVISIONS

Section 19.1 Severance of Ground Lease. (a) Notwithstanding anything to the contrary contained herein, Landlord and Tenant agree that upon written notice from the Permitted Leasehold Mortgagee, the Ground Lease shall be severed into four separate ground leases in accordance with the provisions of this Section 19.1 within six months after the date (the “Trigger Date”) which is the earlier of the Foreclosure Date or the date upon which Universal Studios, Inc., The Rank Group Plc and Loews Corporation (and their respective successors and assigns) have either:

(i) contributed (or caused to be contributed) to Tenant pursuant to those certain Operating Expenses Shortfall Agreements to which they are a party; or

(ii) paid (or caused to be paid) to the Administrative Agent pursuant to those certain Interest Payment Agreements to which they are a party;

more than $25,000,000 in Post-Completion Liabilities (as such term is defined in each such Operating Expenses Shortfall Agreement or Interest Payment Agreement, as applicable).

(b) In the event that the Trigger Date occurs, Landlord and Tenant shall negotiate in good faith such that the Ground Lease shall be severed by Landlord and Tenant into four separate ground leases, in order to create (i) a lease between Landlord and Tenant of the site presently contemplated to be known as “The Portofino Bay Hotel, a Loews Hotel” which is more particularly described on Exhibit B-l attached hereto (the “Portofino Lease”); (ii) a lease between Landlord and Tenant of the site presently contemplated to be known as the “Hard Rock Hotel” which is more particularly described on Exhibit B-2 attached hereto (the “Hard Rock Lease”); (iii) a lease between Landlord and Tenant of the site presently contemplated to be known as the “The South Seas Hotel, a Loews Hotel” which is more particularly described on Exhibit B-3 attached hereto (the “South Seas Lease”); and (iv) a lease between Landlord and Tenant of the site commonly known as the common support facility which is more particularly described on Exhibit B-4 attached hereto (the “Common Support Facility Lease”; together with the Portofino Lease, the Hard Rock Lease and the South Seas Lease, the “Severed Leases”; each, a “Severed Lease”). The Severed

Leases shall have terms and conditions which, in the aggregate, are substantially similar in all material respects to the remaining terms and conditions of the Ground Lease, with any obligations which is predicated upon the existence of a single ground lease (e.g., Base Rent and Taxes) being prorated among the Severed Leases based upon an allocation of actual construction costs and with any other terms and conditions of the Ground Lease being equitably distributed among the Severed Leases and being reasonably acceptable to the Permitted Leasehold Mortgagee.

(b) If the Severed Leases are not effected within six months following the Trigger Date, Landlord and Tenant shall submit to binding arbitration any items which have not then been agreed upon. In any such arbitration, the arbitrator shall be an independent expert who is chosen by mutual agreement of Landlord and Tenant (or, if Landlord and Tenant are not able to agree upon an arbitrator, by mutual agreement of the principal independent accounting firms to Landlord and Tenant) and is reasonably satisfactory to the Permitted Leasehold Mortgagee. The arbitrator shall arbitrate the dispute and shall submit to Landlord and Tenant (with a copy to the Administrative Agent) a written statement of its adjudication, which statement, when delivered to Landlord and Tenant, shall become binding upon Landlord and Tenant. In acting hereunder, the arbitrator shall be entitled to the privileges and immunities of arbitrators, and each party agrees to enter into an engagement agreement reasonably acceptable to both parties with such arbitrator in connection with the foregoing and shall request, and seek in any such engagement agreement to require, that the arbitrator issue a written statement of its adjudication as promptly as practicable and in any event within forty-five (45) days of the date of final submission of documentation by Landlord and Tenant in connection therewith.

(c) Notwithstanding anything to the contrary contained herein, an Event of Default under any Severed Lease shall not be an Event of Default under the other Severed Leases.

Section 19.2 Changes in Legal Description. Notwithstanding anything to the contrary contained herein, upon Substantial Completion (as defined in the Mortgage, Assignment of Leases and Rents and Security Agreement dated as of the date hereof from Tenant to Administrative Agent (the “Mortgage”)), Landlord and Tenant shall obtain new legal description of the real property that reflect any immaterial modifications of the “as-built” placement of (a) common area infrastructure and (b) the Hotels or Common Support Facility encroaching into the Shared Areas (as that term is defined in the Resort and Reciprocal Easement Agreement. Upon receipt of such modified descriptions, Exhibit D (or the corresponding Exhibit, if the Lease has been severed pursuant to subsection 19.1 above) to this Lease shall be deleted and replaced with such modified descriptions; provided that net change in the legal description has no Material Adverse Effect on the use, operation or value of the Hotels and Common Support Facility.

Section 19.3 Subordination of Rent. Notwithstanding anything to the contrary contained herein, the Rent shall not be payable hereunder during the continuance of an Event of Default under subparagraph 8.01 (a) or 8.01(b) of the Loan Agreement; provided, however, that the obligation to pay Rent on a current basis hereunder shall be reinstated upon the earlier to occur of (a) the amount of time reasonably necessary for the Administrative Agent or its assignee to acquire the rights of Tenant under the Lease or the Severed Leases, if applicable (or, if later, the date which is 18 months after the occurrence of such Event of Default and declaration of acceleration) and (b) the Foreclosure Date. For purposes of this Section 19.3, the term “Foreclosure Date” shall mean the date upon which title to or possession of any Hotel or the Common Support Facility is transferred to a subsequent owner pursuant to the exercise by the holder of record of the Permitted Leasehold Mortgage of any rights or remedies available to it upon a default thereunder, including, without limitation, (i) a transfer by judicial foreclosure, (ii) a transfer by assignment in lieu of foreclosure, (iii) the transfer of either ownership or control of Tenant by exercise of a stock pledge or otherwise, (iv) a transfer resulting from an order given in a bankruptcy, reorganization, insolvency or similar proceeding, (v) an assignment of Tenant’s interests hereunder or (vi) any similar judicial or non-judicial exercise of remedies held by the holder of the Permitted Leasehold Mortgage.

12. Notwithstanding anything contained herein, allocations of condemnation proceeds shall be made to Permitted Leasehold Mortgagee if its interest or security is materially impaired.

13. Notwithstanding anything contained herein, this Amendment shall terminate (and shall cease to be of any force and effect) upon payment in full of the Debt (as defined in the Mortgage) and the parties shall execute a document confirming such termination.

[Remainder of Page Intentionally Left Blank]

18. The Ground Lease, as amended hereby, is hereby ratified and confirmed and is and shall remain in full force and effect.

UNIVERSAL CITY DEVELOPMENT PARTNERS, as Landlord

	By:	Universal City Florida Ltd., a general partner

		By:	Universal City Florida Holding Co. II, a general partner

WITNESS:		By:	Rank Orlando II, Inc., a general partner

By:
Name:
Title:

WITNESS:		By:	Universal City Property Management Company II, a general partner

Kelly Mantle			By:	/s/ Glenn Gumpel
			Name:	Glenn Gumpel
			Title:	Executive Vice President-Recreations

	By:	Universal City Florida Holding Co. II, a general partner

WITNESS:		By:	Rank Orlando II, Inc., a general partner

By:
Name:
Title:

WITNESS:		By:	Universal City Property Management Company II, a general partner

Kelly Mantle			By:	/s/ Glenn Gumpel
			Name:	Glenn Gumpel
			Title:	Executive Vice President-Recreations

UNIVERSAL CITY FLORIDA PARTNERS, as Landlord

WITNESS:	By:	Rank Orlando, Inc., a general partner

By:
Name:
Title:

WITNESS:		By:	Universal City Property Management Company, a general partner

Kelly Mantle			By:	/s/ Glenn Gumpel
			Name:	Glenn Gumpel
			Title:	Executive Vice President-Recreations
	By:	Universal City Florida Holding Co. I, a general partner

WITNESS:		By:	Rank Orlando, Inc., a general partner

By:
Name:
Title:

WITNESS:		By:	Universal City Property Management Company, a general partner

Kelly Mantle			By:	/s/ Glenn Gumpel
			Name:	Glenn Gumpel
			Title:	Executive Vice President-Recreations
UCF HOTEL VENTURE, as Tenant

WITNESS:		By:	Loews Orlando Hotel Partner, Inc., a general partner

By:
Name:
Title:

UNIVERSAL CITY FLORIDA PARTNERS, as Landlord

	By:	Rank Orlando Inc., a general partner

By:
Name:
Title:

Signed, sealed and delivered in the presence of the following two witnesses:	By:	Universal City Property Management Company, a general partner

/s/ Marcell Clark		By:	/s/ Glenn Gumpel
(Signature of witness one)			Name:	Glenn Gumpel
Print name: Marcell Clark			Title:

/s/ Robert J. Lennon	By:	Universal City Holding Co. I, a general partner
(Signature of witness two)
Print name: Robert J. Lennon
		By:	Rank Orlando, Inc., a general partner

By:
Name:
Title:

Signed, sealed and delivered in the presence of the following two witnesses:		By:	Universal City Property Management Company, a general partner

/s/ Marcell Clark			By:	/s/ Glenn Gumpel
(Signature of witness one)				Name:	Glenn Gumpel
Print name: Marcell Clark				Title:

/s/ Robert J. Lennon
(Signature of witness two)
Print name: Robert J. Lennon	UCF HOTEL VENTURE, as Tenant

Signed, sealed and delivered in the presence of the following two witnesses:	By:	Loews Orlando Hotel Partner, Inc., a general partner

/s/ Stephanie Anastassiou		By:	/s/ Jack S. Adler
(Signature of witness one)			Name:	Jack S. Adler
Print name: Stephanie Anastassiou			Title:	E.V.P.

/s/ Marcell Clark
(Signature of witness two)
Print name: Marcell Clark

	By:	Universal Rank Hotel Partners, a general partner

WITNESS:		By:	Universal Studios Hotel, lnc., a general partner

Kelly Mantle			By:	/s/ Glenn Gumpel
			Name:	Glenn Gumpel
			Title:	Executive Vice President-Recreations

WITNESS:		By:	Rank Hotels Orlando, Inc., a general partner

By:
Name:
Title:

THIS INSTRUMENT PREPARED BY

AND SHOULD BE RETURNED TO:

Peter G. Latham, Esq.

KAY, PANZL & LATHAM, LLP

390 North Orange Avenue, Suite 600

Post Office Box 3353

Orlando, FL 32802

(407) 481-5801

For Recording Purposes Only

FIRST AMENDMENT TO GROUND LEASE

THIS FIRST AMENDMENT TO GROUND LEASE (“First Amendment”) made and entered into this 12th day of June, 1998 by and between UNIVERSAL CITY FLORIDA PARTNERS, a Florida general partnership (“Lessor”) and UNIVERSAL CITY DEVELOPMENT PARTNERS, a Florida general partnership (“Lessee”)

W I T N E S S E T H

WHEREAS, Lessor and Lessee have previously entered into a Ground Lease dated ____________, 1995 (the “Lease”) a memorandum of which Lease was recorded November 8, 1995 in Official Records Book 4971, Page 2577, of the Public Records of Orange County, Florida; and .

WHEREAS, Lessor and Lessee have agreed to enter into a Ground Lease of the Premises as well as other lands owned by Lessor to UCF Hotel Venture (the “UCF Lease”); and

WHEREAS, Lessor and Lessee desire to modify the Lease to facilitate the making of the UCF Lease, by releasing from the Lease all portions of the Premises, as defined therein, which will be leased to UCF Hotel Venture pursuant to the UCF Lease;

NOW, THEREFORE, in consideration of the mutual and reciprocal covenants herein made and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Correction of Description of Premises. The parties acknowledge that the description of the Premises set forth in the Lease was created prior to the construction of many infrastructure and supporting facilities and the development of the infrastructure and supporting facilities has resulted in a number of minor changes in the legal description of the Premises and the Premises has been subject to a Plat of Universal City, Florida. In addition the parties have agreed that all portions of the Premises located within Lots 8 A and 10A of the Plat of Universal City Florida, according to the Plat thereof recorded in Plat Book 35, Page 84 through 87, Public Records of Orange County Florida, are removed, discharged and forever released from the description of the Premises and from all terms and conditions of the Lease. Accordingly, Exhibits A, A-1, B, B-1, C and C-1 of the Lease are hereby deleted in their entirety. The parties agree that the description of (1) Lessor’s Property shall be as set forth on Exhibit “A;” and (2) the Premises shall be as set forth on Exhibits “B”, said Exhibits “A” and “B” being attached hereto and incorporated herein by this reference.

2. Joint Use Facilities. The parties agree that the third, fourth, and fifth recitals Sections 1.4, 2.2, and Section 4 (including all subsections), as well as all other references to the Joint Use Facilities and Joint Use Agreements set forth in the Lease are hereby deemed deleted and shall be null and void.

3. Rent. Lessor acknowledges that Lessee has herewith paid the sum of $470.00 plus all applicable sales tax as a prepayment of all Rent required by Section 2.1 of the Lease and that no further Rent or any additional rent or other charges or payments shall be required under the terms of the Lease. Accordingly, all of Sections 2.3,2.4, 2.5 and that portion of Section 2.6 commencing with the phrase “and the Rent...” through the end of Section 2.6, are hereby deemed deleted and shall be null and void.

4. Other Deletions; Modifications. The parties agree that in Section 1.3 of the Lease, from the eleventh line through the twenty-third line, the phrase beginning with, “ except to the extent” and ending with “Section 1.1, hereof” is hereby deemed deleted and shall be null and void.

5. Memorandum of First Amendment to Lease. Lessor and Lessee agree that this First Amendment shall be recorded in the Public Records of Orange County, Florida.

6. Continued Effect. Except as herein modified, the parties acknowledge and agree that the Lease is in full force and effect and each party represents and warrants to the other that neither party is in default under the Lease and that no state of facts exists which, if continued, would create a default by the other party as of the date of this First Amendment (it being acknowledged and agreed that any and all defaults existing as of the date hereof, whether known or unknown, are hereby waived). All defined terms in this First Amendment have the same meaning as in the Lease, except as otherwise noted. In the event of any conflict between the Lease and this First Amendment, this First Amendment shall control.

IN WITNESS WHEREOF, the parties have executed this First Amendment this _________ day of _________, 1998.

“LESSEE”

Signed, sealed and delivered in the presence of:		UNIVERSAL CITY DEVELOPMENT PARTNERS, a Florida general partnership

Signature	/s/ Kelly Mantle	By:	UNIVERSAL CITY FLORIDA HOLDING CO. II, a Florida general partnership, a general partner
Print/Type Name:	Kelly Mantle

Signature	/s/ Richard Long		By:	UNIVERSAL CITY PROPERTY MANAGEMENT COMPANY II, a Delaware corporation, a general partner
Print/Type Name:	Richard Long		By:	/s/ Glenn Gumpel
			Name:	Glenn Gumpel
			Title:	Authorized Representative

And

Signature			By:	RANK ORLANDO II, INC., a Delaware corporation, a general partner
Print/Type Name:

Signature			By:
Print/Type Name:			Name:
Title:

Signed, sealed and delivered in the presence of:		By:	UNIVERSAL CITY FLORIDA LTD., a Florida limited partnership, a general partner

Signature	/s/ Kelly Mantle		By:	UNIVERSAL CITY FLORIDA HOLDING CO. II, a Florida general partnership, general partner
Print/Type Name:	Kelly Mantle			By:	UNIVERSAL CITY PROPERTY MANAGEMENT COMPANY II, a Delaware corporation, a general partner

Signature	/s/ Richard Long			By:	/s/ Glenn Gumpel
Print/Type Name:	Richard Long			Name:	Glenn Gumpel
				Title:	Authorized Representative

And
Signature
Print/Type Name:	By:	RANK ORLANDO II, INC., a Delaware corporation, a general partner

Signature
Print/Type:	By:
Name:
Title:

State of California	)
)
County of Los Angeles	)

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, appeared Glenn Gumpel as the Authorized Representative of UNIVERSAL CITY PROPERTY MANAGEMENT COMPANY II, a Delaware corporation, a general partner of UNIVERSAL CITY FLORIDA HOLDING CO. II, a Florida general partnership, a general partner of UNIVERSAL CITY DEVELOPMENT PARTNERS, a Florida general partnership, and that he acknowledged executing the same on behalf of said corporation and partnership, in the presence of two subscribing witnesses freely and voluntarily under authority duly vested in him by said corporation. He is ☑ personally known to me or ☐ produced a                      as identification.

WITNESS my hand and official seal in the County and State last aforesaid this 23rd day of June, 1998.

/s/ Lisa Blau
Notary Public

(NOTARIAL SEAL)

State of	)
)
County of	)

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, appeared                      as the                      of RANK ORLANDO II, INC., a Delaware corporation, a general partner of UNIVERSAL CITY FLORIDA HOLDING CO. II, a Florida general partnership, a general partner of UNIVERSAL CITY DEVELOPMENT PARTNERS, a Florida general partnership, and that he/she acknowledged executing the same on behalf of said corporation and partnership, in the presence of two subscribing witnesses freely and voluntarily under authority duly vested in him/her by said corporation. He/She is ☐ personally known to me or ☐ produced a                      as identification.

WITNESS my hand and official seal in the County and State last aforesaid this      day of June, 1998.

Notary Public

(NOTARIAL SEAL)

State of California	)
)
County of Los Angeles	)

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, appeared Glenn Gumpel, as the Authorized Rep. of UNIVERSAL CITY PROPERTY MANAGEMENT COMPANY II, a Delaware corporation, a general partner of UNIVERSAL CITY FLORIDA HOLDING CO. II, a Florida general partnership, a general partner of UNIVERSAL CITY FLORIDA LTD., a Florida limited partnership, a general partner of UNIVERSAL CITY DEVELOPMENT PARTNERS, a Florida general partnership, and that he acknowledged executing the same on behalf of said corporation and partnership, in the presence of two subscribing witnesses freely and voluntarily under authority duly vested in him by said corporation. He is ☑ personally known to me or ☐ produced a                      as identification.

WITNESS my hand and official seal in the County and State last aforesaid this 23rd day of June, 1998.

/s/ Lisa Blau
Notary Public

(NOTARIAL SEAL)

State of	)
)
County of	)

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, appeared                     , as the                      of RANK ORLANDO II, INC., a Delaware corporation, a general partner of UNIVERSAL CITY FLORIDA HOLDING CO. II, a Florida general partnership, a general partner of UNIVERSAL CITY FLORIDA LTD., a Florida limited partnership, a general partner of UNIVERSAL CITY DEVELOPMENT PARTNERS, a Florida general partnership, and that he/she acknowledged executing the same on behalf of said corporation and partnership, in the presence of two subscribing witnesses freely and voluntarily under authority duly vested in him/her by said corporation. He/She is ☐ personally known to me or ☐ produced a                      as identification.

WITNESS my hand and official seal in the County and State last aforesaid this      day of June, 1998.

Notary Public

(NOTARIAL SEAL)

“LESSOR”

UNIVERSAL CITY FLORIDA PARTNERS, a Florida general partnership
Signed, sealed and delivered in the presence of:
Signature:	/s/ Kelly Mantle	By:	UNIVERSAL CITY PROPERTY MANAGEMENT COMPANY, a Delaware corporation, a general partner
Print/Type Name:	Kelly Mantle

Signature:	/s/ Richard Long	By:	/s/ Glenn Gumpel
Print/Type Name:	Richard Long	Name:	Glenn Gumpel
		Title:	Authorized Representative

Signed, sealed and delivered in the presence of:		UNIVERSAL CITY FLORIDA HOLDING CO. I, a Florida general partnership a general partner

Signature:	/s/ Kelly Mantle		By:	UNIVERSAL CITY PROPERTY MANAGEMENT COMPANY, a Delaware corporation, a general partner
Print/Type Name:	Kelly Mantle

Signature:	/s/ Richard Long		By:	/s/ Glenn Gumpel
Print/Type Name:	Richard Long		Name:	Glenn Gumpel
			Title:	Authorized Representative

and

Signed, sealed and delivered in the presence of:			By:	RANK ORLANDO, INC. a Delaware corporation, a general partner

Signature:			By:
Print/Type Name:			Name:
Title:
Signature:
Print/Type Name:

Signed, sealed and delivered in the presence of:		By:	RANK ORLANDO, INC. a Delaware corporation, a general partner

Signature:		By:
Print/Type Name:		Name:
Title:
Signature:
Print/Type Name:

State of California	)
)
County of Los Angeles	)

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, appeared Glenn Gumpel, as the Authorised Rep. of UNIVERSAL CITY PROPERTY MANAGEMENT COMPANY, a Delaware corporation, a general partner of UNIVERSAL CITY FLORIDA PARTNERS, a Florida general partnership, and that he acknowledged executing the same on behalf of said corporation and partnership, in the presence of two subscribing witnesses freely and voluntarily under authority duly vested in him by said corporation. He is ☑ personally known to me or ☐ produced                          as identification.

WITNESS my hand and official seal in the County and State last aforesaid this 23rd day of June, 1998.

/s/ Lisa Blau
Notary Public

(NOTARIAL SEAL)

State of California	)
)
County of Los Angeles	)

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, appeared Glenn Gumpel as the Authorised Rep. of UNIVERSAL CITY PROPERTY MANAGEMENT COMPANY, a Delaware corporation, a general partner of UNIVERSAL CITY FLORIDA HOLDING CO. I, a Florida general partnership, a general partner of UNIVERSAL CITY FLORIDA PARTNERS, a Florida general partnership, and that he acknowledged executing the same on behalf of said corporation and partnership, in the presence of two subscribing witnesses freely and voluntarily under authority duly vested in him by said corporation. He is ☑ personally known to me or ☐ produced a                      as identification.

WITNESS my hand and official seal in the County and State last aforesaid this 23rd day of June, 1998.

/s/ Lisa Blau
Notary Public

(NOTARIAL SEAL)

IN WITNESS WHEREOF, the parties have executed this First Amendment this              day of             , 1998.

“LESSEE”

Signed, sealed and delivered in the presence of:		UNIVERSAL CITY DEVELOPMENT PARTNERS, a Florida general partnership

Signature		By:	UNIVERSAL CITY FLORIDA HOLDING
Print/Type Name:			CO. II, a Florida general partnership, a
general partner
Signature			By:	UNIVERSAL CITY PROPERTY MANAGEMENT COMPANY II, a
Print/Type Name:				Delaware corporation, a general partner

By:
Name:
Title:

And

Signature	/s/ Denise D. Brock		By:	RANK ORLANDO II, INC., a Delaware corporation, a general partner
Print/Type Name:	Denise Brock		By:	/s/ Anthony Ainsworth
Signature	/s/ Debbie Jones		Name: Title:	Anthony Ainsworth Vice President
Print/Type Name:	Debbie Jones

Signed, sealed and delivered in the presence of:		By:	UNIVERSAL CITY FLORIDA LTD., a Florida limited partnership, a general partner

Signature			By:	UNIVERSAL CITY FLORIDA HOLDING CO.
Print/Type Name:				II, a Florida general partnership, general partner

				By:	UNIVERSAL CITY PROPERTY
Signature					MANAGEMENT COMPANY II, a
Print/Type Name:					Delaware corporation, a general partner

By:
Name:
Title:

And

Signature	/s/ Denise D. Brock	By:	RANK ORLANDO II, INC., a Delaware corporation, a general partner
Print/Type Name:	Denise D. Brock
		By:	/s/ Anthony Ainsworth
Signature	/s/ Debbie Jones	Name:	Anthony Ainsworth
Print/Type:	Debbie Jones	Title:	Vice President

State of	)
)
County of	)

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, appeared                      as the                      of UNIVERSAL CITY PROPERTY MANAGEMENT COMPANY II, a Delaware corporation, a general partner of UNIVERSAL CITY FLORIDA HOLDING CO. II, a Florida general partnership, a general partner of UNIVERSAL CITY DEVELOPMENT PARTNERS, a Florida general partnership, and that he/she acknowledged executing the same on behalf of said corporation and partnership, in the presence of two subscribing witnesses freely and voluntarily under authority duly vested in him/her by said corporation. He/She is ☐ personally known to me or ☐ produced a                      as identification.

WITNESS my hand and official seal in the County and State last aforesaid this              day of June, 1998.

Notary Public

(NOTARIAL SEAL)

State of Florida	)
)
County of Orange	)

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, appeared Anthony Ainsworth as the Vice President of RANK ORLANDO II, INC., a Delaware corporation, a general partner of UNIVERSAL CITY FLORIDA HOLDING CO. II, a Florida general partnership, a general partner of UNIVERSAL CITY DEVELOPMENT PARTNERS, a Florida general partnership, and that he/she acknowledged executing the same on behalf of said corporation and partnership, in the presence of two subscribing witnesses freely and voluntarily under authority duly vested in him/her by said corporation. He/She is ☑ personally known to me or ☐ produced a                      as identification.

WITNESS my hand and official seal in the County and State last aforesaid this,              day of June, 1998.

/s/ Maryanne Brown
Notary Public

(NOTARIAL SEAL)

State of	)
)
County of	)

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, appeared                         , as the                          of UNIVERSAL CITY PROPERTY MANAGEMENT COMPANY II, a Delaware corporation, a general partner of UNIVERSAL CITY FLORIDA HOLDING CO. II, a Florida general partnership, a general partner of UNIVERSAL CITY FLORIDA LTD., a Florida limited partnership, a general partner of UNIVERSAL CITY DEVELOPMENT PARTNERS, a Florida general partnership, and that he/she acknowledged executing the same on behalf of said corporation and partnership, in the presence of two subscribing witnesses freely and voluntarily under authority duly vested in him/her by said corporation. He/She is ☐ personally known to me or ☐ produced a                          as identification.

WITNESS my hand and official seal in the County and State last aforesaid this __ day of June, 1998.

Notary Public

(NOTARIAL SEAL)

State of Florida	)
)
County of Orange	)

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, appeared Anthony Ainsworth, as the Vice President of RANK ORLANDO II, INC., a Delaware corporation, a general partner of UNIVERSAL CITY FLORIDA HOLDING CO. II, a Florida general partnership, a general partner of UNIVERSAL CITY FLORIDA LTD., a Florida limited partnership, a general partner of UNIVERSAL CITY DEVELOPMENT PARTNERS, a Florida general partnership, and that he/she acknowledged executing the same on behalf of said corporation and partnership, in the presence of two subscribing witnesses freely and voluntarily under authority duly vested in him/her by said corporation. He/She is ☑ personally known to me or ☐ produced a                          as identification.

WITNESS my hand and official seal in the County and State last aforesaid this 22nd day of June, 1998.

/s/ Maryanne Brown
Notary Public

(NOTARIAL SEAL)

“LESSOR”

UNIVERSAL CITY FLORIDA PARTNERS, a
Signed, sealed and delivered		Florida general partnership
in the presence of:
Signature:		By:	UNIVERSAL CITY PROPERTY MANAGEMENT COMPANY, a Delaware corporation, a general partner
Print/Type Name:

Signature:		By:
Print/Type Name:		Name:
Title:

Signed, sealed and delivered		UNIVERSAL CITY FLORIDA HOLDING CO. I,
in the presence of:		a Florida general partnership a general partner

Signature:			By:	UNIVERSAL CITY PROPERTY MANAGEMENT COMPANY, a Delaware corporation, a general partner
Print/Type Name:

Signature:			By:
Print/Type Name:			Name:
Title:

and

Signed, sealed and delivered in the presence of:			By:	RANK ORLANDO, INC. a Delaware corporation, a general partner

Signature:	/s/ Denise D. Brock		By:	/s/ Anthony Ainsworth
Print/Type Name:	Denise D. Brock		Name:	Anthony Ainsworth
Signature:	/s/ Debbie Jones		Title:	Vice President
Print/Type Name:	Debbie Jones

Signed, sealed and delivered in the presence of:		By:	RANK ORLANDO, INC. a Delaware corporation, a general partner

Signature:	/s/ Denise D. Brock	By:	/s/ Anthony Ainsworth
Print/Type Name:	Denise D. Brock	Name:	Anthony Ainsworth
		Title:	Vice President
Signature:	/s/ Debbie Jones
Print/Type Name:	Debbie Jones

State of Florida	)
)
County of Orange	)

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, appeared Anthony Ainsworth, as the Vice President of RANK ORLANDO, INC., a Delaware corporation, a general partner of UNIVERSAL CITY FLORIDA HOLDING CO. I, a Florida general partnership, a general partner of UNIVERSAL CITY FLORIDA PARTNERS, a Florida general partnership, and that he/she acknowledged executing the same on behalf of said corporation and partnership, in the presence of two subscribing witnesses freely and voluntarily under authority duly vested in him/her by said corporation. He/She is ☑ personally known to me or ☐ produced a                      as identification.

WITNESS my hand and official seal in the County and State last aforesaid this 22nd day of June, 1998.

/s/ Maryanne Brown
Notary Public

(NOTARIAL SEAL)

State of Florida	)
)
County of Orange	)

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, appeared Anthony Ainsworth, as the Vice President of RANK ORLANDO, INC., a Delaware corporation, a general partner of UNIVERSAL CITY FLORIDA PARTNERS, a Florida general partnership, and that he/she acknowledged executing the same on behalf of said corporation and partnership, in the presence of two subscribing witnesses freely and voluntarily under authority duly vested in him/her by said corporation. He/She is ☑ personally known to me or ☐ produced a                      as identification.

WITNESS my hand and official seal in the County and State last aforesaid this 22nd day of June, 1998.

/s/ Maryanne Brown
Notary Public

(NOTARIAL SEAL)

EXHIBIT “A”

First Amendment to Ground Lease

Legal Description

of

Lessor’s Property

All of Lots 6, 7, 8, and 12 according to the Replat of Universal City/Florida Plat 1 as recorded in Plat Book 22, Pages 1 and 2, Public Records of Orange County, Florida;

TOGETHER WITH:

Lots 5A, 8A, 9A, 10A and 13A, as well as Tracts A and C of the Plat of Universal City Florida, according to the Plat thereof recorded in Plat Book 35, Pages 84 through 87 (inclusive) Public Records of Orange County, Florida.

TOGETHER WITH:

Lots 1, 3, 4 and 5, UNIVERSAL CITY WEST, according to the Plat thereof, as recorded in Plat Book 38, Pages 13 and 14, of the Public Records of Orange County, Florida.

TOGETHER WITH:

That certain portion of Lot 1A, UNIVERSAL CITY FLORIDA, according to the Plat thereof, as recorded in Plat Book 35, Pages 84 through 87, lying North of the South Line of REPLAT OF UNIVERSAL CITY / FLORIDA PLAT 1, according to the Plat thereof, as recorded in Plat Book 22, Pages 1 and 2, all of the Public Records of Orange County, Florida.

EXHIBIT “B”

First Amendment to Ground Lease

“Premises”

That certain portion of Lot 1A, UNIVERSAL CITY FLORIDA, according to the Plat thereof, as recorded in Plat Book 35, Pages 84 through 87, lying North of the South Line of REPLAT OF UNIVERSAL CITY / FLORIDA PLAT 1, according to the Plat thereof, as recorded in Plat Book 22, Pages 1 and 2, all of the Public Records of Orange County, Florida.